UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Columbia Funds Variable Series Trust II

(Name of Registrant as Specified in its Charter)

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COLUMBIA FUNDS VARIABLE INSURANCE TRUST

CTIVP® – Lazard International Equity Advantage Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

CTIVP® – Los Angeles Capital Large Cap Growth Fund

225 Franklin Street, Boston, Massachusetts 02110

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote.

The accompanying Joint Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On April 1, 2021, a Joint Special Meeting of Shareholders (the “Meeting”) of CTIVP® – Lazard International Equity Advantage Fund, a series of Columbia Funds Variable Insurance Trust (“CFVIT”), and CTIVP® – Los Angeles Capital Large Cap Growth Fund (together with CTIVP® – Lazard International Equity Advantage Fund, the “Funds” and each, a “Fund”), a series of Columbia Funds Variable Series Trust II (“CFVST II” and, together with CFVIT, the “Trusts” and each, a “Trust”), will be held at 10:00 a.m. (Eastern time) via live webcast. You are receiving the accompanying Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instruction cards (the “Voting Instruction Cards”) because you own shares of one or both of the Funds and have the right to vote on this important proposal concerning your Fund.

Shares of the Funds are owned of record (directly, and indirectly through funds-of-funds advised by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”)) by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.”

At the Meeting, shareholders of record will be asked to vote on the proposal. If you are a Contract Owner with Contract values allocated to a Fund, you are entitled to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the proposal.

Q.	What is the proposal?

A.	The Board of Trustees (each, a “Board,” and together, the “Boards”) of each Trust has approved the liquidation of each Fund. Shareholders of each Fund are being asked to approve a transaction (a “Transaction”) that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund (the “Government MMF”) for shares of each Fund held by Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Q.	Why is a shareholder vote being solicited?

A.

Absent the receipt of instructions otherwise, the Participating Insurance Companies are expected to reinvest the liquidation proceeds paid to Contract Owners in the Government MMF. This reinvestment in the Government MMF may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940 (the “1940 Act”). In order to effect the Transaction without the delay and expense of seeking a substitution order from the Securities and Exchange Commission (the “SEC”), the Participating Insurance Companies are relying on certain SEC guidance applicable to substitution of shares by affiliates of a fund’s investment manager that requires shareholder approval of the Transaction.

Q.	Why are the Funds being liquidated?

A.

Each Board has determined that it is in the best interests of the liquidating Fund it oversees to liquidate and terminate the Fund. Each Board approved the liquidation with respect to the Fund it oversees based on, among other factors, a recommendation by the Fund’s adviser, Columbia Threadneedle. Each Fund is principally owned by other Columbia Funds managed by Columbia Threadneedle. Columbia Threadneedle notified the Boards that these funds-of-funds are expected to reallocate their assets from the Funds to other Columbia Funds, resulting in a significant reduction in each Fund’s assets. Columbia Threadneedle recommended that the Boards approve the liquidation of the Funds based on the anticipated small size of the Funds and Columbia Threadneedle’s belief that each Fund is not likely to attract sufficient assets to ensure its continued economic viability. It is currently expected that the funds investing in each Fund will not fully redeem their investments from the Funds until the Funds are liquidated.

Q.	What will happen to my shares after each Fund is liquidated?

A.

If shareholders approve the Proposal for a Fund, the Fund will pay out all distributable income and capital gains and then will be liquidated completely on or about April 23, 2021 (the “Liquidation Date”). The Participating Insurance Companies, as shareholders of the Funds on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Government MMF, absent instructions from a Contract Owner to reallocate their Contract value to another fund available under his or her Contract. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the Participating Insurance Companies. The Transaction will not be taxable to Contract Owners because their ownership is through a life insurance policy or annuity contract (i.e., a tax-deferred vehicle). Neither the Participating Insurance

Companies nor Columbia Threadneedle will assess any charges or transaction fees to the Funds or Contract Owners in connection with, or as a result of, the Transaction.

Q.	Do Contract Owners have to reinvest their liquidation proceeds in the Government MMF?

A.

No. Contract Owners may reallocate their Contract values from a Fund to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter without incurring a transfer fee. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers allowed under the Contract. If no election is made, the Participating Insurance Companies intend to reinvest liquidation proceeds in the Government MMF. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Company.

Q.	How can I get more information about the Government MMF?

A.

The Government MMF is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Government MMF invests at least 99.5% of its assets in United States government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. Although the Government MMF seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Government MMF is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Government MMF’s sponsor has no legal obligation to provide financial support to the Government MMF at any time. The investment objective, investment strategies and risks of the Government MMF differ materially from those of each Liquidating Fund. Whereas each Fund invests in a wide variety of securities consistent with its objective, the Government MMF invests principally in government securities eligible for money market funds and, as a result, the Government MMF has a materially different risk profile and performance history than the Funds. For more information about the Government MMF, including its investment objective, principal investment strategies, principal risks and expense information, see Appendix A to the accompanying Joint Proxy Statement. You may also contact your Participating Insurance Company for additional information or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800)-345-6611.

Q.	How do the Boards recommend that I vote?

A.	Each Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the Proposal relating to your Fund(s).

Q.	Will my Fund pay for the proxy solicitation relating to the Proposal?

A.

No. Columbia Threadneedle will bear all out-of-pocket expenses incurred by the Funds attributable to their liquidations, including proxy solicitation costs relating to the Proposal. For additional information, see the section entitled “Other Information – Expenses and Solicitation Activities” in the enclosed Joint Proxy Statement.

Q.	How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?

A.	You can vote or instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll-free number listed on your Proxy Card or Voting Instruction Card)

•	By Internet (at the website listed on your Proxy Card or Voting Instruction Card)

•	By mail (using the enclosed postage prepaid envelope)

Shareholders may also vote by attending the Meeting. We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card or Voting Instruction Card for information on voting by telephone, Internet or mail.

Q.	How can I attend the Meeting?

A.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders are entitled to participate in the Meeting only if they were a shareholder of a Fund as of the close of business on January 22, 2021, or if they hold a valid proxy for the Meeting. No physical meeting will be held.

Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting www.meetingcenter.io/203027397. Shareholders also will be able to vote shares online by attending the Meeting by webcast. Contract Owners must submit timely voting instructions to their Participating Insurance Company in accordance with the procedures of the Participating Insurance Company.

To participate in the Meeting, shareholders will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is COL2021.

If you hold your shares through a Participating Insurance Company or other intermediary you may attend the Meeting as a guest. Log onto www.meetingcenter.io/203027397 on the date and time of the Meeting, select the “I am a Guest” option and follow the onscreen prompts. The online Meeting will begin promptly at 10:00 a.m., Eastern time, on April 1, 2021. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	Why might I receive more than one Voting Instruction Card or Proxy Card?

A.	You may receive separate Voting Instruction Cards or Proxy Cards if you own shares of more than one Fund or of a Fund in more than one Contract or account. You should vote each card received.

Q.	Whom should I call if I have questions?

A.

If you have questions about the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at 877-225-6920.

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NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

CTIVP® – Lazard International Equity Advantage Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

CTIVP® – Los Angeles Capital Large Cap Growth Fund

To be held on April 1, 2021

A Joint Special Meeting of Shareholders (the “Meeting”) of CTIVP® – Lazard International Equity Advantage Fund, a series of Columbia Funds Variable Insurance Trust (“CFVIT”), and CTIVP® – Los Angeles Capital Large Cap Growth Fund, a series of Columbia Funds Variable Series Trust II (“CFVST II”) (each, a “Fund,” and together, the “Funds”), will be held at 10 a.m. (Eastern time) on April 1, 2021. The Board of Trustees (each, a “Board,” and together, the “Boards”) of each of CFVIT and CFVST II has approved the liquidation of the Fund it oversees. At the Meeting, shareholders will be asked to approve on behalf of each Fund, a transaction that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of CFVST II (the “Government MMF”), for shares of the Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable insurance policies (each a “Contract”) (that is, a reinvestment of liquidation proceeds into the Government MMF).

In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the enclosed Q&A and Joint Proxy Statement.

Please take some time to read the enclosed Joint Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on January 22, 2021, you were a shareholder of one or more of the Funds or held a Contract with values allocated to one or more of the Funds, you may vote, or instruct the your Participating Insurance Company how to vote, at the Meeting or at any adjournment of the Meeting on the proposal. If you have questions, please call the Fund’s proxy solicitor toll free at 877-225-6920. It is important that you vote. The Boards unanimously recommend that you vote (or instruct your Participating Insurance Company to vote) FOR the proposal.

By order of each Board of Trustees,

Ryan C. Larrenaga,

Secretary

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

CTIVP® – Lazard International Equity Advantage Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

CTIVP® – Los Angeles Capital Large Cap Growth Fund

225 Franklin Street, Boston, Massachusetts 02110

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on April 1, 2021

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards”) of each of Columbia Funds Variable Insurance Trust (“CFVIT”) and Columbia Funds Variable Series Trust II (“CFVST II,” and together with CFVIT, the “Trusts” and each, a “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of CTIVP® – Lazard International Equity Advantage Fund, a series of CFVIT, and CTIVP® – Los Angeles Capital Large Cap Growth Fund, a series of CFVST II (collectively, the “Funds” and each, a “Fund”), that will be held at 10 a.m. (Eastern) on April 1, 2021 and any adjournments or postponements thereof. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about February 9, 2021. Each Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each applicable Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. A portion of each Fund is owned of record by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.”

Each Board has approved the liquidation of the Fund it oversees. The purpose of the Meeting is to ask Fund shareholders to approve a transaction (a “Transaction”) with respect to each Fund that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of CFVST II (the “Government MMF”), for shares of the Fund held by Participating Insurance Companies on behalf of Contract Owners (the “Proposal”).

Because of public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.meetingcenter.io/203027397. Shareholders also will be able to vote shares online by attending the Meeting by webcast. Contract Owners must submit timely voting instructions to their Participating Insurance Company in accordance with the procedures of the Participating Insurance Company. If your shares are registered in your name, to participate in the Meeting, you will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is COL2021. There is no physical location for the Meeting.

If you hold your shares through a Participating Insurance Company or other intermediary you may attend the Meeting as a guest. Log onto www.meetingcenter.io/203027397 on the date and time of the Meeting, select the “I am a Guest” option and follow the onscreen prompts.

The relevant Board unanimously recommends that affected shareholders vote FOR the Proposal with respect to each Fund.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. Shareholders of a Fund will only be entitled to cast votes on the Proposal affecting the Fund in which they are shareholders.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the approval of the Proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposals in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operations Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

Contract Owners who have executed, dated and submitted a Voting Instruction Card may revoke or change those voting instructions by (i) submitting written notice of revocation to their Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions. If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at 877-225-6920.

Quorum and Methods of Tabulation

A quorum is required to take action on the proposals. For CTIVP® – Lazard International Equity Advantage Fund, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. For CTIVP® – Los Angeles Capital Large Cap Growth Fund, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions will have the same effect as a vote against the Proposal. Representation at the Meeting by the Participating Insurance Companies or Columbia Funds (defined below) that hold shares of a Fund will each be sufficient to constitute a quorum of shareholders for that Fund.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of a proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on January 22, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix B. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of the Proposal for each Fund requires the affirmative vote of a majority of the shares voted at the Meeting. All shares of each Fund vote together as a single class.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Funds. The Participating Insurance Companies generally vote the shares of each Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of each Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish reasonable cut-off times for submitting voting instructions that are earlier than the time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not received from a Contract Owner, the Participating Insurance Companies will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the applicable Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Companies will vote those shares FOR the approval of the proposal.

Other funds managed by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) (such funds, the “Columbia Funds”) hold over 97% of each of the Funds. These other Columbia Funds are expected to vote their Fund shares in the same proportion as the shares voted by the Participating Insurance Companies, although they may vote all their shares “for” or “against” the Proposals if their respective Board so determines.

As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes cast at the Meeting.

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 1, 2021

This Joint Proxy Statement and the Notice of Joint Special Meeting are available at www.proxy-direct.com/col-31919

THE PROPOSAL – APPROVE A TRANSACTION TO SUBSTITUTE SHARES OF THE GOVERNMENT MMF FOR SHARES OF THE FUNDS

The shareholders of each Fund are being asked to approve a Transaction that will result in the substitution of shares of the Government MMF for shares of that Fund held by Participating Insurance Companies on behalf of Contract Owners. The rationale for each Transaction is described below.

Each Board has unanimously approved a Plan of Liquidation with respect to each applicable Fund that it oversees pursuant to which each Fund will be liquidated on or about April 23, 2021 (the “Liquidation Date”), at which time each Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Prior to the Liquidation Date, each Fund will pay out all distributable income and capital gains to shareholders. In preparation for the liquidation, each Fund’s portfolio securities and other assets will be sold and the Fund will pay liabilities incurred or expected to be incurred at or prior to the Liquidation Date. At any time prior to the Liquidation Date, one or both of the Boards may postpone or abandon the relevant liquidations. Shareholders of each Fund may redeem their investments in the applicable Fund at any time prior to the Liquidation Date.

Each Fund is principally held by other Columbia Funds managed by Columbia Threadneedle. These funds-of-funds are expected to reallocate assets from the Funds to other Columbia Funds and cause the net assets of the Funds to drop to relatively low levels. (It is currently expected that the Columbia Funds investing in each Fund will not fully redeem their investments from the Funds until the Funds are liquidated.) Following this reallocation, Columbia Threadneedle expects that each Fund is unlikely to attract sufficient assets to ensure its continued economic viability. Columbia Threadneedle advised each Board that (i) each relevant Fund’s net assets were unlikely to increase in any meaningful way; and (ii) each Fund’s small size following the reallocation would limit its ability to attract sufficient assets to ensure its continued economic viability. Based on this recommendation, each Board determined that it was in the best interests of the Fund that it oversees to liquidate and terminate the Fund. When making its recommendation, Columbia Threadneedle considered alternatives to liquidation, including strategy changes and subadviser changes.

With respect to each Transaction, if approved, the Participating Insurance Companies, as shareholders of the relevant Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Government MMF, a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Government MMF invests at least 99.5% of its assets in United States government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. Although the Government MMF seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. The total annual operating expenses of the Government MMF, based on expenses incurred during the Fund’s fiscal year ended December 31, 2019, as a percentage of net assets, are 0.47% for Class 1 shares, 0.72%

for Class 2 shares and 0.60% of Class 3 shares. For more information about the Government MMF, including its principal investment strategies, principal risks and expense information, see Appendix A to this Joint Proxy Statement. The investment objective, investment strategies and risks of the Government MMF differ materially from those of each Fund. The Government MMF invests principally in government securities eligible for money market funds and, as a result, the Government MMF has a materially different risk profile and performance history than each Fund. If the Transaction is not approved, Columbia Threadneedle or sub-advisers would continue to manage each Fund based on its stated investment objective and principal investment strategies. As discussed above, each Board, based on a recommendation from Columbia Threadneedle, believes it is in the best interests of each Fund that it oversees to liquidate and terminate the liquidating Fund.

The Participating Insurance Companies will notify the Contract Owners of which share class of the Government MMF they will receive in the Transaction. In general, Contract Owners of the Funds will receive the corresponding share class of the Government MMF, except where the corresponding share class is not available under their Contracts. Class 2 shares of the Government MMF are not available for certain Contracts allocated to CTIVP® – Lazard International Equity Advantage Fund; for those Contracts, the Participating Insurance Companies have informed Columbia Threadneedle that the liquidation proceeds will be reinvested in Class 3 shares of the Government MMF.

This reinvestment of liquidation proceeds in the Government MMF may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The substitution will take place at net asset value with no change in the amount of any Contract Owner’s accumulated value or in the dollar value of his or her investment in the relevant sub-account. Under current SEC guidance for this type of substitution in connection with the reinvestment of proceeds from the liquidation of a fund managed by an affiliate of the insurance company, a substitution order is not required if contract owners approve the substitution and certain other conditions are satisfied. The Funds are soliciting shareholder approval to satisfy this requirement. Shareholder approval of the liquidation would not otherwise be required under the 1940 Act or the organizational instruments of the Trusts.

Contract Owners who have allocated Contract values to a Fund may reallocate such Contract values to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter without a transfer fee. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the Participating Insurance Companies. Reinvestment of liquidation proceeds in the Government MMF is only the default option in the event no other instruction is provided by a Contract Owner. The Participating Insurance Companies

encourage Contract Owners to consider the investment options available under their Contract and instruct the applicable Participating Insurance Company to reinvest the liquidation proceeds in an investment option that is consistent with the Contract Owner’s investment goals and objectives.

Required Vote and Recommendation

Approval of the Proposal requires the affirmative vote of a majority of the shares voted at the Meeting. The Proposal for any one Fund is not contingent upon approval of the Proposal for the other Fund. Therefore, shareholders will vote on a Fund-by-Fund basis and, as a result, depending on the final vote count, it is possible that one Fund will liquidate while the other may not.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (OR INSTRUCT YOUR PARTICIPATING INSURANCE COMPANY TO VOTE) FOR THE PROPOSAL

OTHER INFORMATION

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of each Fund, the Government MMF, and the other Columbia Funds that invest in the Funds. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of each Fund, the Government MMF, and the investing Columbia Funds. Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc. The only Participating Insurance Companies are also subsidiaries of Ameriprise Financial, Inc., making them affiliates of Columbia Threadneedle. Lazard Asset Management LLC, which is located at 30 Rockefeller Plaza, New York, New York 10112, is the subadviser of CTIVP® – Lazard International Equity Advantage Fund; and Los Angeles Capital Management and Equity Research, Inc., which is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, is the subadviser of CTIVP® – Los Angeles Capital Large Cap Growth Fund.

Other Matters to Come Before the Meeting

Columbia Threadneedle does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to the applicable Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Proposals of Shareholders

The Trusts do not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the relevant Board. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the applicable Trust, including submitting nominees for election as Trustees, should send their written proposals to the applicable Trust (c/o the Secretary), 225 Franklin Street, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Columbia Funds managed by Columbia Threadneedle may be presumed under securities laws to control a Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. The Trustees and officers of the Trusts, in the aggregate, owned less than 1% of each class of outstanding shares of each Fund as of the Record Date.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any proxy solicitation firm, but excluding portfolio transaction costs, will be borne by Columbia Threadneedle. These expenses are estimated to be approximately $20,000.

In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Funds’ transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services will provide shareholder meeting services and assist in soliciting and tracking votes. The cost for such services are currently estimated to be approximately $17,000 (which is reflected in the overall expenses noted in the two preceding paragraphs). The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Fiscal Year

Each Fund has a fiscal year end of December 31.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each Contract. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by calling 800-708-7953 or writing to the relevant Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Joint Proxy Statement and the accompanying Notice of Joint Special Meeting are also available at www.proxy-direct.com/col-31919.

Shareholder Reports

Each Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of each Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting virtually, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, follow the instructions found in this Joint Proxy Statement.

APPENDIX A

Additional Information on Columbia Variable Portfolio — Government Money Market Fund

The following is a brief description of Columbia Variable Portfolio – Government Money Market Fund (for purposes of the balance of this Appendix A, referred to as the “Government MMF” or “the Fund”), including its investment objective, fees and expenses, principal investment strategies and principal risks. The fees and expenses, principal investment strategies and principal risks of the Fund, which are taken from its prospectus dated May 1, 2020, may change from time to time. More recent fee and expense information may be found in the Fund’s semi-annual report to shareholders for the period ended June 30, 2020. In addition, the Fund’s annual report to shareholders for the period ended December 31, 2020 will be available near the end of February 2021. For a copy of the Fund’s prospectus and Statement of Additional Information, which contains additional information about the Fund, or the Fund’s most recent shareholder report, contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. These documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov. This Appendix A does not constitute an offer to buy or sell shares of the Government MMF.

Investment Objective

The Government MMF seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay as an investor in the Government MMF. The table does not reflect any fees or expenses imposed by your Contract or qualified pension or retirement plan, which are disclosed in your separate Contract prospectus or plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher. The Fund’s annual operating expenses, as presented below, generally are based on expenses incurred during the Fund’s fiscal year ended December 31, 2019. No adjustments have been made to reflect any changes, such as changes in the Fund’s net assets. For the 6-month period ended June 30, 2020, the Fund reported a total annual fund expense ratio to average net assets after any fee waivers and/or reimbursements of 0.29% for Class 1 shares, 0.38% for Class 2 shares and 0.36% for Class 3 shares. The gross annual fund expense ratio to average net assets (i.e., the expense ratio without the impact of fee waivers and/or reimbursements) for the 6-month period ended June 30, 2020 was 0.48% for Class 1, 0.74% for Class 2 and 0.61% for Class 3.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management fees	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.08%	0.08%	0.08%
Total annual Fund operating expenses	0.47%	0.72%	0.60%

Example

The following example is intended to help you compare the cost of investing in the Government MMF with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. If the expense ratio reported for the 6-month period ended June 30, 2020 had been assumed, the expense examples would be higher.

The example does not reflect any fees and expenses that apply to your Contract or qualified plan. Inclusion of these charges would increase expenses for all periods shown.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$48	$151	$263	$591
Class 2 (whether or not shares are redeemed)	$74	$230	$401	$894
Class 3 (whether or not shares are redeemed)	$61	$192	$335	$750

Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio - Government Money Market Fund
Class 1	0.450%
Class 2	0.700%
Class 3	0.575%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

In addition to any other waiver/reimbursement arrangement, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease. In addition, the Fund’s distributor has voluntarily agreed to waive the distribution fees for Class 2 and Class 3 shares, so that the Fund will not pay distribution fees for these share classes. This voluntary arrangement may be modified or terminated by the distributor at any time.

Principal Investment Strategies

The Government MMF invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

The Government MMF typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund invests in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The securities purchased by the Government MMF are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the SEC. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The Fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash, and up to 0.5% of the Fund’s total assets may be invested in other securities that present minimal credit risk as determined by the Investment Manager, pursuant to guidelines approved by the Fund’s Board of Trustees.

The Board of Trustees of the Fund has determined that the Fund will not be subject to liquidity fees and redemption gates at this time.

In pursuit of the Fund’s objective, the Investment Manager observes the macro environment to set a framework for portfolio construction, including looking for positive and negative trends in the economy and market. In evaluating whether to purchase a security, the Investment Manager:

•	Considers opportunities and risks given current interest rates and anticipated interest rates.

•	Purchases securities based on the timing of cash flows in and out of the Fund.

•	Considers the impact of the purchase on the Fund’s average maturity and duration.

•	Considers a security’s yield, relative value and credit characteristics.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The issuer’s fundamentals are deteriorating.

•	Political, economic, or other events could affect the issuer’s performance.

•	The Investment Manager believes that it has identified a more attractive opportunity.

•	The issuer or the security no longer meets the security selection criteria described above.

The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

Principal Risks

An investment in the Fund involves risks, including Money Market Fund Risk, Interest Rate Risk, Credit Risk and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below.

You could lose money by investing in the Government MMF. Although the Fund seeks to preserve the net asset value (NAV) of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor or any person will provide financial support to the Fund at any time.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives and/or strategies.

Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Credit Risk. Credit risk is the risk that the value of a security or instrument in the Fund’s portfolio may or will decline in price if the issuer fails to pay interest or repay principal when due. The value of debt instruments may decline if the issuer of the instrument defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or general economic conditions. Debt instruments backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. If the Fund purchases unrated debt instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels). Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Money Market Fund Risk. Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the NAV of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant NAV of $1.00 per share.

Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. The supply of floating rate notes issued by the U.S. Treasury will be limited. There is no guarantee or assurance that: the Fund will be able to invest in a desired amount of floating rate notes or be able to buy floating rate notes at a desirable price; floating rate notes will continue to be issued by the U.S. Treasury; or floating rate notes will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Fund.

APPENDIX B

Shares Outstanding

The table below shows the number of shares outstanding and the number of votes for each Fund and each share class, as of the Record Date.

		Class 1	Class 2	Total
CTIVP® – Lazard International Equity Advantage Fund	Shares Outstanding	95,468,786.56	2,302,516.90	97,771,303.46
	# of Votes Class is Entitled	1,135,313,151.81	27,314,203.09	1,162,627,354.90
CTIVP® – Los Angeles Capital Large Cap Growth Fund	Shares Outstanding	32,800,921.99	452,703.05	33,253,625.04
	# of Votes Class is Entitled	1,616,260,090.93	21,706,322.75	1,637,966,413.68

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by a Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares) and each investor who owned 25% or more of each Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Fund	Shareholder Name and Address	Share Class	% of Class	% of Fund (if > 25%)
CTIVP – Lazard International Equity Advantage Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	88.16%	(a)

	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	6.69%	N/A

Fund	Shareholder Name and Address	Share Class	% of Class	% of Fund (if > 25%)

	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	33.56%	N/A

	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	16.33%	N/A

	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	17.87%	N/A

	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	15.84%	N/A

	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	92.91%	N/A

	RIVERSOURCE LIFE NY FOR INSIDE DISTRIBUTION (LIFE OF NY) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.09%	N/A

CTIVP – Los Angeles Capital Large Cap Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	90.60%	(a)

Fund	Shareholder Name and Address	Share Class	% of Class	% of Fund (if > 25%)

	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	7.18%	N/A

	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	30.72%	N/A

	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	18.18%	N/A

	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	17.68%	N/A

	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	18.08%	N/A

	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	95.89%	N/A

(a)	Combination of all share classes of the Investment Manager initial capital and affiliated funds-of-funds’ investments.

PXY000_00_012_(02/21)

Form of Proxy Card for CTIVP® – LOS ANGELES CAPITAL LARGE CAP GROWTH FUND

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/203027397

on April 1 at 10:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter

the 14-digit control number from the

shaded box on this card.

The Password for this meeting is

COL2021.

Please detach at perforation before mailing.

CTIVP® – LOS ANGELES CAPITAL LARGE CAP GROWTH FUND (THE “FUND”)

a series of COLUMBIA FUNDS VARIABLE SERIES TRUST II (THE “TRUST”)

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 1, 2021

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE FUND. The undersigned shareholder of the Fund hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”), revoking previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting to be held in a virtual format only, which will be conducted on-line at the following Website: www.meetingcenter.io/203027397, on April 1, 2021, at 10:00 a.m. Eastern Time, as indicated on the reverse side. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The password for this Meeting is COL2021. In their discretion, the Proxies named above are authorized to vote upon such other matters as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. Please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

COL_31919_011421_Trust_II

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held virtually on April 1, 2021

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31919

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal
1.

To approve on behalf of the Fund, a transaction that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of the Trust (the “Government MMF”), for shares of the Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York established to fund benefits under variable annuity contracts and variable insurance policies (that is, a reinvestment of liquidation proceeds into the Government MMF).

		FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below                             Signature 1 — Please keep signature within the box            Signature 2 — Please keep signature within the box

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Scanner bar code

xxxxxxxxxxxxxx	COL3 31919	M xxxxxxxx

Form of Voting Instruction Card for CTIVP® – LOS ANGELES CAPITAL LARGE CAP GROWTH FUND

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

CTIVP® – LOS ANGELES CAPITAL LARGE CAP GROWTH FUND (THE “FUND”)

a series of COLUMBIA FUNDS VARIABLE SERIES TRUST II (THE “TRUST”)

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 1, 2021

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in CTIVP® – Los Angeles Capital Large Cap Growth Fund.

The undersigned contract owner, revoking previous voting instructions, instructs the Company to vote, at the Joint Special Meeting of Shareholders to be held in a virtual format only, which will be conducted on-line at the following Website: www.meetingcenter.io/203027397, on April 1, 2021, at 10:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed on the reverse side or in the discretion of the Company upon such other matters as may properly come before the Meeting. The undersigned acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners.

YOUR VOTE IS IMPORTANT. Please mark, sign, date and return this Voting Instruction Card as soon as possible

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

COL_31919_011421_Trust_II_VI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held virtually on April 1, 2021

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31919

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE COMPANY IS ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal
1.

To approve on behalf of the Fund, a transaction that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of the Trust (the “Government MMF”), for shares of the Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York established to fund benefits under variable annuity contracts and variable insurance policies (that is, a reinvestment of liquidation proceeds into the Government MMF).

		FOR ☐	AGAINST ☐	ABSTAIN ☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below                             Signature 1 — Please keep signature within the box             Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	COL4 31919	M xxxxxxxx